UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 5, 2010

                         Berthel Growth & Income Trust I
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Iowa                      33-89506                         52-1915821
 ----------------------     ----------------------                    -------
(State of Incorporation)   (Commission File Number)                  (IRS No.)

                          701 Tama Street, Marion, Iowa              52302
                     --------------------------------------         --------
                    (Address of principal executive offices)       (Zip Code)

       Registrant's telephone number, including area code: (319) 447-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.03  Bankruptcy or Receivership.


The registrant previously reported that on January 7, 2009, the United States Court for the Northern District of Iowa entered a Consent Order and Judgment by which the Court appointed the United States Small Business Administration as the receiver for the registrant's wholly owned subsidiary, Berthel SBIC, LLC (Commission File number 811-08451), for the purpose of liquidating all of the assets of Berthel SBIC, LLC and satisfying the claims of its legitimate creditors in the order of priority as determined by the court. On March 3, 2010, the United States District Court for the Northern District of Iowa approved the First Receiver's Report for the period January 7, 2009 through December 31, 2009. A copy of the First Receiver's Report is hereby furnished as Exhibit 99.1 hereto.


Item 2.01  Completion of Acquisition or Disposition of Assets.


In the First Receiver's Report, which was approved on March 3, 2010, by the United States District Court for the Northern District of Iowa, the United States Small Business Administration, as receiver for Berthel SBIC, LLC, gave notice of the disposition of securities in Physician's Total Care, Inc. ("PTC"), an Oklahoma corporation, to PTC pursuant to a Securities Purchase Agreement dated December 11, 2009 (the "Transaction"). Pursuant to the Transaction, Berthel SBIC, LLC transferred to PTC 100,000 shares of the common stock of PTC and a promissory note made payable by PTC dated August 15, 2008 in the original principal amount of $500,000, on which PTC was in default (the "Securities"). As total consideration for the transfer of the Securities, Berthel SBIC, LLC received from PTC the purchase price of $85,000 in cash. The Securities represented all of the investment of Berthel SBIC, LLC in PTC.


There are no material relationships, other than in respect of the Transaction, between PTC and Berthel SBIC, LLC or the registrant or any of their affiliates, directors, officers or any associate of any such director or officer.





Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.       The following exhibits are furnished herewith:

Exhibit 99.1 Receiver's report for the period January 7, 2009 through December 31, 2009
Exhibit 99.2        Motion to approve receiver's report
Exhibit 99.3        Memorandum of Law in support of receiver's motion
Exhibit 99.4        Order approving receiver's motion





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Berthel Growth & Income Trust I
                                        (Registrant)


March 5, 2010                           /s/  Ronald O. Brendengen
--------------                          -----------------------------------
    Date                                     Ronald O. Brendengen,
                                             Chief Financial Officer of Berthel
                                             Fisher & Company Planning, Inc.,
                                             Trust Advisor





EXHIBIT INDEX

Exhibit 99.1 Receiver's report for the period January 7, 2009 through December 31, 2009
Exhibit 99.2        Motion to approve receiver's report
Exhibit 99.3        Memorandum of Law in support of receiver's motion
Exhibit 99.4        Order approving receiver's motion